EXHIBIT 10.32(b)

Execution Version

AMENDMENT NO. 2 TO TERM LOAN AGREEMENT
This Amendment No. 2 to Term Loan Agreement (this “Amendment”), dated as of February 24, 2017, is made by and among CHICAGO BRIDGE & IRON COMPANY N.V., a corporation organized under the laws of the Kingdom of the Netherlands (the “Company”), CHICAGO BRIDGE & IRON COMPANY (DELAWARE), a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement) (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto.
W I T N E S S E T H:
WHEREAS, each of the Company, the Borrower, the Administrative Agent, and the Lenders have entered into that certain Term Loan Agreement dated as of July 8, 2015 (as amended by that certain Amendment No. 1 to Term Loan Agreement, dated as of October 27, 2015, and as hereby amended and as from time to time further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement as amended hereby), pursuant to which the Lenders have made available to the Borrower a senior unsecured term loan credit facility in an original aggregate principal amount of $500,000,000; and
WHEREAS, the Company has entered into the Guaranty pursuant to which it has guaranteed certain or all of the obligations of the Borrower under the Credit Agreement and the other Loan Documents; and
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement in certain respects, which the Administrative Agent and the Lenders party hereto are willing to do on the terms and conditions contained in this Amendment;
NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement (exclusive of Schedules and Exhibits thereto) is amended as follows:
(a)    Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in their proper alphabetical order:
““Amendment No. 2 Closing Date” means February 24, 2017, the effective date of Amendment No. 2 to Term Loan Agreement by and among the Company, the Borrower, the Administrative Agent and the Lenders party thereto.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the

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Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Project Jazz” means, collectively, the Disposition by the Company of the Capital Services business.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.”
(b)    Section 1.01 of the Credit Agreement is hereby amended by restating the following definitions in their entirety as follows:
““Applicable Rate” means, from time to time, the following percentages per annum, based upon the Leverage Ratio as set forth below:

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Applicable Rate
Pricing Level	Leverage Ratio	Eurodollar Rate +	Base Rate +
1	Less than 0.75 to 1.00	1.250%	0.250%
2	Less than 1.25 to 1.00 but greater than or equal to 0.75 to 1.00	1.375%	0.375%
3	Less than 2.00 to 1.00 but greater than or equal to 1.25 to 1.00	1.500%	0.500%
4	Less than 2.50 to 1.00 but greater than or equal to 2.00 to 1.00	1.750%	0.750%
5	Less than 3.00 to 1.00 but greater than or equal to 2.50 to 1.00	2.000%	1.000%
6	Greater than or equal to 3.00 to 1.00	2.250%	1.250%

Any increase or decrease in the Applicable Rate resulting from a change in the Leverage Ratio shall become effective five (5) Business Days immediately following the date a Compliance Certificate is delivered pursuant to Section 6.01(c)(ii); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 6 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and in each case shall remain in effect until the date on which such Compliance Certificate is delivered.
Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for the period from the Amendment No. 2 Closing Date through and including the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.01(c)(ii) for the period of four consecutive fiscal quarters ending March 31, 2017 shall be Pricing Level 6.
Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b).
“Arrangers” mean each of Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement), Compass Bank, BNP Paribas Securities Corp., Crédit Agricole Corporate and Investment Bank and The Bank of Tokyo-Mitsubishi UFJ, Ltd., each in its capacity as a joint lead arranger and joint bookrunner.
“Defaulting Lender” means, subject to Section 2.13(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the

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Administrative Agent and the Company in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two (2) Business Days of the date when due, (b) has notified the Company or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Company, to confirm in writing to the Administrative Agent and the Company that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Company), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-In Action; provided that for the avoidance of doubt, a Lender shall not be a Defaulting Lender solely by virtue of (i) the ownership or acquisition of any Capital Stock in that Lender or any direct or indirect parent company thereof by a Governmental Authority or (ii) in the case of a Solvent Person, the precautionary appointment of an administrator, guardian, custodian or other similar official by a Governmental Authority under or based on the Law of the country where such Person is subject to home jurisdiction supervision if applicable Law requires that such appointment not be publicly disclosed, in any such case, so long as such ownership interest or where such action (as applicable) does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.13(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Company and each Lender promptly following such determination.
“Guarantors” means, collectively, (a) the Subsidiary Guarantors, (b) the Company and (c) with respect to the payment and performance by each Specified Loan Party of its obligations under its Guaranty with respect to all Hedging Obligations under Designated Hedging Agreements, the Borrower.”
(c)    Article V is hereby amended by adding a new Section 5.24 to the end of such Article as follows:

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“5.24    Not an EEA Financial Institution. Neither the Borrower nor any Guarantor is an EEA Financial Institution.”
(d)    Section 7.02 of the Credit Agreement is hereby amended as follows:
(1)    deleting the word “and” at the end of subsection (e);
(2)    removing the “.” at the end of subsection (f) and replacing it with “; and”; and
(3)    adding a new subsection (g) to read in its entirety as follows:
“(g)    Dispositions in connection with Project Jazz; provided, however, that all of the cash proceeds received from the divestiture in connection with Project Jazz shall be promptly (but in any event within 30 days upon such receipt of proceeds), and on a pro rata basis based on outstanding balances as of the last day of the fiscal quarter immediately preceding the consummation of Project Jazz, used to prepay (1) syndicated term loans, Committed Loans (as defined therein) under either or both of the Existing 2013 Revolving Credit Agreement and Existing 2015 Revolving Credit Agreement and/or outstanding amounts owing under any bilateral revolving credit facility (collectively, “Bank Debt”), on the one hand, and (2) certain outstanding amounts owing under the NPA Notes, on the other hand, in each case, as determined by the Company and reasonably satisfactory to the Administrative Agent, it being agreed and understood that (i) any portion of such proceeds to be applied to the NPA Notes may be first applied to Bank Debt consisting of revolving loans and, subject to the terms of such revolving loans, reborrowed for purposes of prepaying the NPA Notes in accordance with their terms, and (ii) any portion of such proceeds offered to, but declined by, the holders of the NPA Notes may be used to prepay Bank Debt, as determined by the Company.”.
(e)    Section 7.06 of the Credit Agreement is hereby amended by replacing the first part (up to and including the “:” only) of the last sentence in the main paragraph of Section 7.06 in its entirety to read as follows:
“From the Amendment No. 2 Closing Date until the earlier to occur of (x) the date on which the Dispositions in connection with Project Jazz have been consummated in full and (y) the date occurring on or after the termination of the purchase agreement in respect of Project Jazz in accordance with its terms on which the Leverage Ratio is less than 3.00 to 1.00, neither the Company nor its Subsidiaries shall make any Acquisitions or share repurchases. Thereafter, neither the Company nor its Subsidiaries shall make any Acquisitions, other than Acquisitions meeting the following requirements or otherwise approved by the Required Lenders (each such Acquisition constituting a “Permitted Acquisition”):”.
(f)    Section 7.18(a) of the Credit Agreement is hereby amended by adding the following proviso to the end of the first sentence of such subsection:
“; provided, further, that for the period of four consecutive fiscal quarters ending December 31, 2016 and continuing thereafter until the earlier to occur of (x) December 31, 2017 and (y) the last day of the first fiscal quarter in which the 45th day immediately following the

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consummation of Project Jazz occurs, the Company shall not permit the Leverage Ratio to be greater than 3.50 to 1.00 (such that, upon the earlier to occur of clauses (x) and (y) above, and continuing thereafter, the Company shall not permit the Leverage Ratio to be greater than 3.00 to 1.00).”
(g)    Section 7.18(c) of the Credit Agreement is hereby amended by restating subsection (c) in its entirety to read as follows:
“(c)    Minimum Consolidated Net Worth. The Company shall not permit its Consolidated Net Worth at any time on or after December 31, 2016 to be less than the greater of (a) the sum of (i) eighty-five percent (85%) of the actual net worth of the Company and its Subsidiaries on a consolidated basis as of December 31, 2016 (after giving effect to write-downs associated with Project Jazz) plus (ii) fifty percent (50%) of the sum of Consolidated Net Income (if positive) earned in each fiscal quarter, commencing with the fiscal quarter ending on March 31, 2017 less (iii) a one-time non-cash tax expense resulting from the tax gain on the Project Jazz sale, not to exceed $150,000,000, and (b) the minimum amount of Consolidated Net Worth that the Company shall be required to maintain under any instrument, agreement or indenture pertaining to any Material Indebtedness. Notwithstanding the foregoing, in no event shall Consolidated Net Worth of the Company as of December 31, 2016 be less than $1,200,000,000.”
(h)    Article X is hereby amended by adding a new Section 10.21 to the end of such Article as follows:
“10.21     Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and
(b)    the effects of any Bail-In Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

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(iii)    the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.”
2.    Amendments to Compliance Certificate. Exhibit C to the Credit Agreement is hereby amended and restated in its entirety as set forth in Annex I hereto.
3.    Effectiveness; Conditions Precedent. This Amendment and the amendments to the Credit Agreement provided in Sections 1 and 2 hereof shall be effective as of the date first written above upon the satisfaction of the following conditions precedent:
(a)    The Administrative Agent shall have received counterparts of this Amendment, duly executed by the Company, the Borrower, and the Required Lenders, which counterparts may be delivered by telefacsimile or other electronic means (including .pdf); and
(b)    (i) The Company shall have paid any fees required to be paid on the date hereof pursuant to that certain Fee Letter dated as of February 6, 2017 by and among the Company, Bank of America, N.A., and Merrill Lynch, Pierce, Fenner & Smith Incorporated; (ii) an amendment fee shall have been received by the Administrative Agent for each Lender executing this Amendment by 12:00 p.m. (New York time) on February 9, 2017 for the account of such Lender, paid to the Administrative Agent, equal to 0.125% (12.5 bps) multiplied by each such Lender’s Outstanding Amount as of the date hereof immediately after giving effect to this Amendment; and (iii) all other fees and expenses of the Administrative Agent (including the fees and expenses of counsel to the Administrative Agent) to the extent due and payable under Section 10.04(a) of the Credit Agreement and for which invoices have been presented a reasonable period of time prior to the effectiveness hereof shall have been paid in full (which fees and expenses may be estimated to date without prejudice to final settling of accounts for such fees and expenses).
4.    Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Company represents and warrants to the Administrative Agent and the Lenders as follows:
(a)    The representations and warranties made by the Company in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;
(b)    This Amendment has been duly authorized, executed and delivered by the Company and the Borrower and constitutes a legal, valid and binding obligation of such parties, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting the rights of creditors, and subject to equitable principles of general application; and
(c)    After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, or would result from the effectiveness of this Amendment.
5.    Consent of the Company. The Company hereby consents, acknowledges and agrees to the amendments and other matters set forth herein and hereby confirms and ratifies in all respects the Guaranty to which it is a party (including without limitation the continuation of the Company’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments,

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waivers and consents contemplated hereby) and the enforceability of the Guaranty against the Company in accordance with its terms.
6.    Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.
7.    Full Force and Effect of Credit Agreement. Except as hereby specifically amended, waived, modified or supplemented, the Credit Agreement is hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to its respective terms.
8.    Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.
9.    Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
10.    References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.
11.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Company, the Borrower, the Administrative Agent and each of the Guarantors and Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.
12.    No Novation. Neither the execution and delivery of this Amendment nor the consummation of any other transaction contemplated hereunder is intended to constitute a novation of the Credit Agreement or of any of the other Loan Documents or any obligations thereunder.
13.    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means (including .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.
14.    FATCA. For purposes of determining withholding Taxes imposed under the Foreign Account Tax Compliance Act (FATCA), from and after the effective date of this Amendment, it is understood and agreed that the Administrative Agent may treat (and the Lenders hereby authorize the Administrative Agent

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to treat) the Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
15.    Acknowledgement of Release. Pursuant to Section 9.10 of the Credit Agreement, the Administrative Agent hereby acknowledges the release of CB&I Government Solutions, Inc. and CB&I Environmental & Infrastructure, Inc. from their respective obligations under the Guaranty concurrent with, and conditioned upon, their ceasing to be Subsidiaries upon the consummation of Project Jazz.
[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:

CHICAGO BRIDGE & IRON COMPANY (Delaware),
as the Borrower

By: /s/ Luciano Reyes
Name: Luciano Reyes
Title: Treasurer

COMPANY:
CHICAGO BRIDGE & IRON COMPANY N.V.

By: CHICAGO BRIDGE & IRON COMPANY B.V.,
its Managing Director

By: /s/ Michael S. Taff
Name: Michael S. Taff
Title: Authorized Signatory

Chicago Bridge & Iron
Amendment No.2 to Term Loan Agreement
Signature Page
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ACKNOWLEDGEMENT

Each of the undersigned Subsidiary Guarantors hereby acknowledge and agree to the foregoing Amendment.

CHICAGO BRIDGE & IRON COMPANY, a Delaware corporation

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Authorized Signatory

CHICAGO BRIDGE & IRON COMPANY (DELAWARE)

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Authorized Signatory

CB&I TYLER COMPANY

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CB&I, LLC
By:	CB&I HoldCo, LLC, its Sole Member

By:	/s/ Regina N. Hamilton
	Name:	Regina N. Hamilton
	Title:	Secretary

CHICAGO BRIDGE & IRON COMPANY, an Illinois corporation

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

A&B BUILDERS, LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

ASIA PACIFIC SUPPLY COMPANY

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

Chicago Bridge & Iron
Amendment No.2 to Term Loan Agreement
Signature Page
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CBI AMERICAS LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CSA TRADING COMPANY, LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CB&I WOODLANDS L.L.C.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CBI COMPANY LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CENTRAL TRADING COMPANY, LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CONSTRUCTORS INTERNATIONAL, L.L.C.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

HBI HOLDINGS, L.L.C.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

Chicago Bridge & Iron
Amendment No.2 to Term Loan Agreement
Signature Page
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HOWE-BAKER INTERNATIONAL, L.L.C.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

HOWE-BAKER ENGINEERS, LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

HOWE-BAKER HOLDINGS, L.L.C.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

HOWE-BAKER MANAGEMENT, L.L.C.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

HOWE-BAKER INTERNATIONAL MANAGEMENT L.L.C.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

MATRIX ENGINEERING, LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

MATRIX MANAGEMENT SERVICES, L.L.C.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

Chicago Bridge & Iron
Amendment No.2 to Term Loan Agreement
Signature Page
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OCEANIC CONTRACTORS, INC.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CBI VENEZOLANA, S.A.

By:	/s/ Rui Orlando Gomes
	Name:	Rui Orlando Gomes
	Title:	Treasurer

CBI MONTAJES DE CHILE LIMITADA

By:	/s/ Rui Orlando Gomes
	Name:	Rui Orlando Gomes
	Title:	Director/Legal Representative

CB&I EUROPE B.V.

By:	/s/ Raymond Buckley
	Name:	Raymond Buckley
	Title:	Director

CBI EASTERN ANSTALT

By:	/s/ Raymond Buckley
	Name:	Raymond Buckley
	Title:	Director

CB&I POWER COMPANY B.V. (f/k/a/ CMP HOLDINGS B.V.)

By:	/s/ Raymond Buckley
	Name:	Raymond Buckley
	Title:	Director

CBI CONSTRUCTORS PTY LTD

By:	/s/ Ian Michael Bendesh
	Name:	Ian Michael Bendesh
	Title:	Director

Chicago Bridge & Iron
Amendment No.2 to Term Loan Agreement
Signature Page
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CBI ENGINEERING AND CONSTRUCTION
CONSULTANT (SHANGHAI) CO. LTD.

By:	/s/ Raymond Buckley
	Name:	Raymond Buckley
	Title:	Chairman

CBI (PHILIPPINES), INC.

By:	/s/ Tom Anderson
	Name:	Tom Anderson
	Title:	President

CBI OVERSEAS, LLC
By:	/s/ Regina N. Hamilton
	Name:	Regina N. Hamilton
	Title:	Secretary

CB&I CONSTRUCTORS LIMITED

By:	/s/ Kevin J. Forder
	Name:	Kevin J. Forder
	Title:	Director

CB&I HOLDINGS (U.K.) LIMITED

By:	/s/ Kevin J. Forder
	Name:	Kevin J. Forder
	Title:	Director

CB&I UK LIMITED

By:	/s/ Kevin J. Forder
	Name:	Kevin J. Forder
	Title:	Director

CB&I MALTA LIMITED

By:	/s/ Duncan Wigney
	Name:	Duncan Wigney
	Title:	Director

Chicago Bridge & Iron
Amendment No.2 to Term Loan Agreement
Signature Page
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LUTECH RESOURCES LIMITED

By:	/s/ Jonathan Stephenson
	Name:	Jonathan Stephenson
	Title:	Secretary

NETHERLANDS OPERATING COMPANY B.V.

By:	/s/ H.M. Koese
	Name:	H. M. Koese
	Title:	Director

CBI NEDERLAND B.V.

By:	/s/ Ashhok Joshi
	Name:	Ashok Joshi
	Title:	Director

ARABIAN GULF MATERIAL SUPPLY COMPANY, LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Director

PACIFIC RIM MATERIAL SUPPLY COMPANY, LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Director

SOUTHERN TROPIC MATERIAL SUPPLY COMPANY, LTD.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Director

CHICAGO BRIDGE & IRON (ANTILLES) N.V.

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Managing Director

LUMMUS TECHNOLOGY HEAT TRANSFER B.V.

By:	/s/ John R. Albanese, Jr.
	Name:	John R. Albanese, Jr.
	Title:	Director

Chicago Bridge & Iron
Amendment No.2 to Term Loan Agreement
Signature Page
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LEALAND FINANCE COMPANY B.V.

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Managing Director

CB&I FINANCE COMPANY LIMITED

By:	/s/ Kevin J. Forder
	Name:	Kevin J. Forder
	Title:	Director

CB&I OIL & GAS EUROPE B.V.

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Managing Director

CBI COLOMBIANA S.A.

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Director

CHICAGO BRIDGE & IRON COMPANY B.V.

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Managing Director

LUMMUS INTERNATIONAL CORPORATION

By:	/s/ John R. Albanese, Jr.
	Name:	John R. Albanese, Jr.
	Title:	Vice President – Finance – Treasurer

HUA LU ENGINEERING CO., LTD.

By:	/s/ John R. Albanese, Jr.
	Name:	John R. Albanese, Jr.
	Title:	Director

Chicago Bridge & Iron
Amendment No.2 to Term Loan Agreement
Signature Page
86678630_4

CB&I TECHNOLOGY VENTURES, INC.
(f/k/a LUMMUS CATALYST COMPANY LTD.)

By:	/s/ John R. Albanese, Jr.
	Name:	John R. Albanese, Jr.
	Title:	Vice President & Treasurer

LUMMUS OVERSEAS CORPORATION

By:	/s/ John R. Albanese, Jr.
	Name:	John R. Albanese, Jr.
	Title:	Vice President & Treasurer

CATALYTIC DISTILLATION TECHNOLOGIES

By:	/s/ John R. Albanese, Jr.
	Name:	John R. Albanese, Jr.
	Title:	Management Committee Member

LUMMUS TECHNOLOGY, INC.

By:	/s/ John R. Albanese, Jr.
	Name:	John R. Albanese, Jr.
	Title:	CFO & Treasurer

CBI SERVICES, LLC
By:	CB&I HoldCo, LLC, its Sole Member

By:	/s/ Regina N. Hamilton
	Name:	Regina N. Hamilton
	Title:	Secretary

WOODLANDS INTERNATIONAL INSURANCE COMPANY

By:	/s/ Robert Havlick
	Name:	Robert Havlick
	Title:	Director

CB&I HUNGARY HOLDING LIMITED LIABILITY COMPANY

By:	/s/ William G. Lamb
	Name:	William G. Lamb
	Title:	Director

Chicago Bridge & Iron
Amendment No.2 to Term Loan Agreement
Signature Page
86678630_4

LUMMUS NOVOLEN TECHNOLOGY GMBH

By:	/s/ Godofredo Foller
	Name:	Godofredo Follmer
	Title:	Managing Director

CB&I LUMMUS GMBH

By:	/s/ Andreas Schwarzhaupt
	Name:	Andreas Schwarzhaupt
	Title:	Managing Director

CB&I S.R.O.

By:	/s/ Jiri Gregor
	Name:	Jiri Gregor
	Title:	Managing Director

CBI PERUANA S.A.C.

By:	/s/ James E. Bishop
	Name:	James E. Bishop
	Title:	General Manager

HORTON CBI, LIMITED

By:	/s/ James M. Brewer
	Name:	James M Brewer
	Title:	Director

CB&I (NIGERIA) LIMITED

By:	/s/ Andy Dadosky
	Name:	Andy Dadosky
	Title:	Director

CB&I SINGAPORE PTE LTD.

By:	/s/ Michael S. Taff
	Name:	Michael S. Taff
	Title:	Director

Chicago Bridge & Iron
Amendment No.2 to Term Loan Agreement
Signature Page
86678630_4

CB&I NORTH CAROLINA, INC.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Director

SHAW ALLOY PIPING PRODUCTS, LLC

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Manager

CB&I WALKER LA, L.L.C. (f/k/a SHAW SUNLAND FABRICATORS, LLC)

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Manager

CB&I ENVIRONMENTAL & INFRASTRUCTURE, INC.
(f/k/a SHAW ENVIRONMENTAL, INC.)

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Director

CB&I OVERSEAS (FAR EAST) LTD.

By:	/s/ William G. Lamb
	Name:	William G. Lamb
	Title:	Director

THE SHAW GROUP INC.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

LUMMUS GASIFICATION TECHNOLOGY LICENSING COMPANY

By:	/s/ John R. Albanese, Jr.
	Name:	John R. Albanese, Jr.
	Title:	Director

Chicago Bridge & Iron
Amendment No.2 to Term Loan Agreement
Signature Page
86678630_4

CB&I LAURENS, INC.

By:	/s/ William G. Lamb
	Name:	William G. Lamb
	Title:	Vice President – Global Tax

CB&I GOVERNMENT SOLUTIONS, INC.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Director

SHAW SSS FABRICATORS, INC.

By:	/s/ Luciano Reyes
	Name:	Luciano Reyes
	Title:	Treasurer

CHICAGO BRIDGE & IRON COMPANY (NETHERLANDS)

By:	/s/ Regina N. Hamilton
	Name:	Regina N. Hamilton
	Title:	Secretary

CBI US HOLDING COMPANY, INC

By:	/s/ Regina N. Hamilton
	Name:	Regina N. Hamilton
	Title:	Secretary

CBI HOLDCO TWO, INC

By:	/s/ Regina N. Hamilton
	Name:	Regina N. Hamilton
	Title:	Secretary

CBI COMPANY BV

By:	/s/Ashok Joshi
	Name:	Ashok Joshi
	Title:	Director

Chicago Bridge & Iron
Amendment No.2 to Term Loan Agreement
Signature Page
86678630_4

ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Bridgett J. Manduk Mowry
Name:	Bridgett J. Manduk Mowry
Title:	Vice President

Chicago Bridge & Iron
Amendment No.2 to Term Loan Agreement
Signature Page
86678630_4

LENDERS:
BANK OF AMERICA, N.A., as a Lender

By:	/s/ Patrick N. Martin
Name:	Patrick N. Martin
Title:	Managing Director

Chicago Bridge & Iron
Amendment No.2 to Term Loan Agreement
Signature Page
86678630_4

ARAB BANKING CORPORATION (B.S.C.), as a Lender

By:	/s/ Richard Tull
Name:	Richard Tull
Title:	Vice President
Head of Trade Finance

By:	/s/ Gautier Strub
Name:	Gautier Strub
Title:	Vice President

Chicago Bridge & Iron
Amendment No.2 to Term Loan Agreement
Signature Page
86678630_4

THE BANK OF EAST ASIA, LIMITED, NEW YORK BRANCH, as a Lender

By:	/s/ James Hua
Name:	James Hua
Title:	SVP

By:	/s/ Kitty Sin
Name:	Kitty Sin
Title:	SVP

Chicago Bridge & Iron
Amendment No.2 to Term Loan Agreement
Signature Page
86678630_4

BANK OF MONTREAL, as a

By:	/s/ John Armstrong
Name:	John Armstrong
Title:	Managing Director

Chicago Bridge & Iron
Amendment No.2 to Term Loan Agreement
Signature Page
86678630_4

LENDERS:
THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Michael Grad
Name:	Michael Grad
Title:	Director

Chicago Bridge & Iron
Amendment No.2 to Term Loan Agreement
Signature Page
86678630_4

LENDERS:
BANK OF WEST, as a Lender

By:	/s/ Duc Duong
Name:	Duc Duong
Title:	Director

Chicago Bridge & Iron
Amendment No.2 to Term Loan Agreement
Signature Page
86678630_4

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Mark Maloney
Name:	Mark Maloney
Title:	Authorized Signatory

Chicago Bridge & Iron
Amendment No.2 to Term Loan Agreement
Signature Page
86678630_4

BNP PARIBAS, as a Lender

By:	/s/ Jamie Dillon
Name:	Jamie Dillon
Title:	Managing Director

By:	/s/ Mary-Ann Wong
Name:	Mary-Ann Wong
Title:	Vice President

Chicago Bridge & Iron
Amendment No.2 to Term Loan Agreement
Signature Page
86678630_4

BOKF, NA DBA BANK OF TEXAS, as a Lender

By:	/s/ Marian Livingston
Name:	Marian Livingston
Title:	Senior Vice President

Chicago Bridge & Iron
Amendment No.2 to Term Loan Agreement
Signature Page
86678630_4

CITIBANK, N.A., as a Lender

By:	/s/ Millie Schild
Name:	Millie Schild
Title:	Vice President

Chicago Bridge & Iron
Amendment No.2 to Term Loan Agreement
Signature Page
86678630_4

COMPASS BANK, as a Lender and L/C Issuer

By:	/s/ Aaron Lloyd
Name:	Aaron Lloyd
Title:	Vice President

Chicago Bridge & Iron
Amendment No.2 to Term Loan Agreement
Signature Page
86678630_4

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender and an L/C Issuer

By:	/s/ Dixon Schultz
Name:	Dixon Schultz
Title:	Managing Director

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

Chicago Bridge & Iron
Amendment No.2 to Term Loan Agreement
Signature Page
86678630_4

DBS BANK LTD., as a Lender

By:	/s/ Yeo How Ngee
Name:	Yeo How Ngee
Title:	Managing Director

Chicago Bridge & Iron
Amendment No.2 to Term Loan Agreement
Signature Page
86678630_4

FIFTH THIRD BANK., as a Lender

By:	/s/ Matthew Lewis
Name:	Matthew Lewis
Title:	Vice President

Chicago Bridge & Iron
Amendment No.2 to Term Loan Agreement
Signature Page
86678630_4

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Paul Hatton
Name:	Paul Hatton
Title:	Managing Director

Chicago Bridge & Iron
Amendment No.2 to Term Loan Agreement
Signature Page
86678630_4

ING BANK N.V., DUBLIN BRANCH, as a Lender

By:	/s/ Shaun Hawley

Name:	Shaun Hawley
Title:	Director

By:	/s/ Barry Fehily

Name:	Barry Fehily
Title:	Managing Director

Chicago Bridge & Iron
Amendment No.2 to Term Loan Agreement
Signature Page
86678630_4

INTESA SANPAOLO S.P.A., NEW YORK BRANCH, as a Lender

By:	/s/ Glen Binder
Name:	Glen Binder
Title:	Global Relationship Manager

By:	/s/ Francesco Di Mario
Name:	Francesco Di Mario
Title:	FVP and Head of Credit

Chicago Bridge & Iron
Amendment No.2 to Term Loan Agreement
Signature Page
86678630_4

LLOYDS BANK PLC, as a Lender

By:	/s/ Daven Popat
Name:	Daven Popat
Title:	Senior Vice President P003

By:	/s/ Stephen Parker
Name:	Stephen Parker
Title:	Vice President P012

Chicago Bridge & Iron
Amendment No.2 to Term Loan Agreement
Signature Page
86678630_4

MIZUHO BANK, LTD., as a Lender

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Authorized Signatory

Chicago Bridge & Iron
Amendment No.2 to Term Loan Agreement
Signature Page
86678630_4

NATIONAL BANK OF KUWAIT, S.A.K. - NEW YORK, as a Lender

By:	/s/ Wendy Wanninger
Name:	Wendy Wanninger
Title:	Executive Manager

By:	/s/ Arlette Kittaneh
Name:	Arlette Kittaneh
Title:	Executive Manager

Chicago Bridge & Iron
Amendment No.2 to Term Loan Agreement
Signature Page
86678630_4

NBAD AMERICAS N.V., as a Lender

By:	/s/ William Ghazar
Name:	William Ghazar
Title:	Executive Director

By:	/s/ Pamela Sigda
Name:	Pamela Sigda
Title:	COO

Chicago Bridge & Iron
Amendment No.2 to Term Loan Agreement
Signature Page
86678630_4

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Keith L. Burson
Name:	Keith L. Burson
Title:	Senior Vice President

Chicago Bridge & Iron
Amendment No.2 to Term Loan Agreement
Signature Page
86678630_4

REGIONS BANK, as a Lender

By:	/s/ Joey Powell
Name:	Joey Powell
Title:	Director

Chicago Bridge & Iron
Amendment No.2 to Term Loan Agreement
Signature Page
86678630_4

RIYAD BANK, HOUSTON AGENCY, as a Lender

By:	/s/ Tim Hartnett
Tim Hartnett
Vice President & Administrative Officer

By:	/s/ Ana McQuaig
Ana McQuaig
Letters of Credit Supervisor

Chicago Bridge & Iron
Amendment No.2 to Term Loan Agreement
Signature Page
86678630_4

SANTANDER BANK, N.A., as a Lender

By:	/s/ John W. Deegan
Name:	John W. Deegan
Title:	Exec. Dir.

Chicago Bridge & Iron
Amendment No.2 to Term Loan Agreement
Signature Page
86678630_4

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ David W. Kee
Name:	David W. Kee
Title:	Managing Director

Chicago Bridge & Iron
Amendment No.2 to Term Loan Agreement
Signature Page
86678630_4

SUNTRUST BANK, as a Lender

By:	/s/ Lisa Garling
Name:	Lisa Garling
Title:	Director

Chicago Bridge & Iron
Amendment No.2 to Term Loan Agreement
Signature Page
86678630_4

THE STANDARD BANK OF SOUTH AFRICA LIMITED, as a Lender

By:	/s/ Greg Tyte
Name:	Greg Tyte
Title:	Head of MEI-Investment Banking

09/02/2017

Chicago Bridge & Iron
Amendment No.2 to Term Loan Agreement
Signature Page
86678630_4

The Toronto-Dominion Bank, New York Branch, as a Lender

By:	/s/ Annie Dorval
Name:	Annie Dorval
Title:	Authorized Signatory

Chicago Bridge & Iron
Amendment No.2 to Term Loan Agreement
Signature Page
86678630_4

UNICREDIT BANK AG, NEW YORK BRANCH, as a Lender

By:	/s/ Ken Hamilton
Name:	Ken Hamilton
Title:	Managing Director

By:	/s/ Eleni Athanasatos
Name:	Eleni Athanasatos
Title:	Associate Director

Chicago Bridge & Iron
Amendment No.2 to Term Loan Agreement
Signature Page
86678630_4

ZB, N.A. D/B/A AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Lauren Eller
Name:	Lauren Eller
Title:	AVP

Chicago Bridge & Iron
Amendment No.2 to Term Loan Agreement
Signature Page
86678630_4

ANNEX I

EXHIBIT C
FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date: , ____

To:	Bank of America, N.A., as Administrative Agent
Ladies and Gentlemen:

Reference is made to that certain Term Loan Agreement, dated as of July 8, 2015 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Chicago Bridge & Iron Company N.V., a corporation organized under the laws of The Kingdom of the Netherlands (the “Company”), Chicago Bridge & Iron Company (Delaware), a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the                              of the Company, and that, in such capacity, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Company, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1.    The Company has delivered the year-end audited financial statements required by Section 6.01(b) of the Agreement for the fiscal year of the Company ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1.    The Company has delivered the unaudited financial statements required by Section 6.01(a) of the Agreement for the fiscal quarter of the Company ended as of the above date. Such financial statements fairly present the consolidated financial condition, results of operations and cash flows of the Company and its Subsidiaries in accordance with Agreement Accounting Principles as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2.    The undersigned has reviewed the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition of the Company during the accounting period covered by such financial statements.

3.    The financial covenant analyses and information set forth on Schedules 1, 2 and 3 attached hereto are true and accurate on and as of the date of this Certificate.
IN WITNESS WHEREOF, the undersigned has executed this Certificate as of             ,         .
CHICAGO BRIDGE & IRON COMPANY N.V.

Form of Compliance Certificate
86678630_4

By:	Chicago Bridge & Iron Company B.V., its Managing Director

By:
Name:
Title:

Form of Compliance Certificate
86678630_4

For the Quarter/Year ended ___________________ (“Statement Date”)
SCHEDULE 1
to the Compliance Certificate
($ in 000’s)

I.	Section 7.18(a) – Maximum Leverage Ratio.

A.	Adjusted Indebtedness at Statement Date: $

B.	EBITDA (see Schedule 2) for four consecutive fiscal quarters
ending on above date (“Subject Period”):    $

C.	Leverage Ratio (Line I.A ¸ Line I.B): to 1.00

Maximum permitted:	[3.00 to 1.00][3.25 to 1.00]
[3.50 to 1.00]

II.	Section 7.18(b) – Minimum Fixed Charge Coverage Ratio.

A.	Consolidated Net Income Available for Fixed Charges:
1.    Consolidated Net Income for Subject Period:    $
2.    Provision for income taxes for Subject Period:    $
3.    Consolidated Fixed Charges for Subject Period:    $
4.    Dividends and distributions received in cash during Subject
Period:                $
5.    Retention bonuses paid to officers, directors and employees of the Company and its Subsidiaries in connection with the
Transaction (not to exceed $25,000,000) for Subject Period:    $
6.    Fees, charges and expenses incurred in connection with the
Transaction, the transactions related thereto, and any related issuance of Indebtedness or equity, whether or not
successful, for Subject Period:    $
7.    Restructuring and integration charges, fees and expenses
incurred in connection with the Transaction during Subject
Period:                $

Form of Compliance Certificate
86678630_4

8.    Non-cash compensation expenses for management or
employees for Subject Period:    $
9.    Expenses incurred in connection with the Shaw Acquisition
and relating to termination and severance as to, or relocation of, officers, directors and employees (not exceeding
$110,000,000) for Subject Period:    $
10.    Equity earnings booked or recognized by the Company or
any of its Subsidiaries from Eligible Joint Ventures
for Subject Period:        $
11.    Consolidated Net Income Available for Fixed Charges
(Lines II.A1 + 2 + 3 + 4 + 5 + 6 + 7 + 8 + 9 + 10)
for Subject Period:        $

B.	Consolidated Fixed Charges for Subject Period: $
1.    Consolidated Long-Term Lease Rentals for Subject Period:    $
2.    Consolidated Interest Expense for the Subject Period:    $
3.    Consolidated Fixed Charges for Subject Period
(Lines II.B1 + 2):            $

C.	Fixed Charge Coverage Ratio (Line II.A11 ¸ Line II.B3): to 1.00

Minimum required:	1.75 to 1.00

III.	Section 7.18(c) – Minimum Consolidated Net Worth.

A.	Consolidated Net Worth at Statement Date: $

B.	85% of the actual net worth of the Company and its Subsidiaries as of December 31, 2016 (after giving effect to Project Jazz write-downs): $

C.	50% of the sum of Consolidated Net Income (if positive)
earned in each fiscal quarter, commencing with the fiscal
quarter ending on March 31, 2017:    $

D.	One-time non-cash tax expense resulting from the tax gain on the Project Jazz sale, not to exceed $150,000,000: $

Form of Compliance Certificate
86678630_4

E.	Minimum Consolidated Net Worth (Lines III.B + III.C – III.D): $

F.	Minimum amount of Consolidated Net Worth that the Company
shall be required to maintain under any instrument, agreement or
indenture pertaining to any Material Indebtedness:    $

G.	Greater of Line III.E and Line III.F: $

H.	Excess (deficient) for covenant compliance (Line III.A – III.G): $

2 For use for all Statement Dates except as set forth in the footnotes below, including on and after the earlier of (x) December 31,
2017 and (y) the last day of the fiscal quarter ending immediately following the expiration of 45 days after the consummation of
Project Jazz.
3 For use for all Statement Dates within the period of four consecutive fiscal quarters ending December 31, 2015, March 31,
2016, June 30, 2016 and September 30, 2016.
4 For use for all Statement Dates within the period of four consecutive fiscal quarters ending December 31, 2016 and continuing thereafter until the earlier to occur of (x) December 31, 2017 and (y) the last day of the fiscal quarter ending immediately following the expiration of 45 days after the consummation of Project Jazz.
5 Not to exceed 15% (or such lower percentage as may be set forth in the Note Purchase Agreements) of EBITDA of the
Company pursuant to clauses (a) through (i) of the definition thereof for the period of twelve (12) prior consecutive months.

Form of Compliance Certificate
86678630_4

For the Quarter/Year ended ___________________(“Statement Date”)

SCHEDULE 2
to the Compliance Certificate
($ in 000’s)

EBITDA
(in accordance with the definition of EBITDA
as set forth in the Agreement)

EBITDA	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Twelve Months Ended __________
(i)(1) Consolidated Net Income
(2) + Interest Expense
(3) + charges against income for foreign, federal, state and local taxes to the extent deducted
(4) + non-recurring non-cash charges (excluding any charge that becomes, or is expected to become, a cash charge) to the extent deducted
(5) + extraordinary losses to the extent deducted
(6) - non-recurring non-cash credits to the extent added
(7) - extraordinary gains to the extent added
(ii) + depreciation expense to the extent deducted
(iii) + amortization expense to the extent deducted
(iv) + non-cash compensation expenses for management or employees to the extent deducted

Form of Compliance Certificate
86678630_4

EBITDA	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Quarter Ended __________	Twelve Months Ended __________
(v) + to the extent not already included, dividends distributions actually received in cash received from Persons other than Subsidiaries
(vi) + retention bonuses paid in connection with the Transaction not to exceed $25,000,000
(vii) + charges, fees and expenses incurred in connection with the Transaction, the transactions related thereto, and any related issuance of Indebtedness or equity, whether or not successful
(viii) + charges, fees and expenses incurred in connection with restructuring and integration activities in connection with the Transaction, including in connection with the closures of certain facilities and termination of leases

(ix) + expenses incurred in connection with the Shaw Acquisition and relating to termination and severance as to, or relocation of, officers, directors and employees not exceeding $110,000,000
(x) + equity earnings booked or recognized by the Company or any of its Subsidiaries from Eligible Joint Ventures
= Consolidated EBITDA
6 Not to exceed 15% (or such lower percentage as may be set forth in the Note Purchase Agreements) of EBITDA of the Company pursuant to clauses (a) through (i) of this definition for the period of twelve (12) prior consecutive months.

Form of Compliance Certificate
86678630_4

SCHEDULE 3
Eligible Joint Ventures

[INCLUDE LISTING OF ELIGIBLE JOINT VENTURES]

C - 1
Form of Compliance Certificate
86678630_4